UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): October 24, 2005



                                 POSEIDIS, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 Florida                              0-26329              65-0867538
--------------------------------     -----------     ---------------------------
(State or Other Jurisdiction of      (Commission       (IRS Employer
   Incorporation or Organization)    File Number)           Identification No.)


              222 Lakeview Ave., PMB 160, West Palm Beach, FL 33401
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (561) 832-5696


                                Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

     (a) Amendment of Standby Equity Distribution Agreement

     On October 24, 2005, we amended and restated our Standby Equity Distribution Agreement with Cornell Capital Partners, LP ("Cornell Capital"), originally entered into on August 26, 2005. Pursuant to the Standby Equity Distribution Agreement we may, at our discretion, periodically sell to Cornell Capital shares of our common stock for a total purchase price of up to $8,000,000. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital will pay us 96% of the lowest closing bid price of our common stock as quoted on the Over-the-Counter Bulletin Board or other principal market on which our common stock is traded for the five days immediately following the date we deliver a notice requiring Cornell Capital to purchase our shares under the Standby Equity Distribution Agreement.

     We amended and restated the Standby Equity Distribution Agreement to effectuate (1) the termination of an Escrow Agreement that we had entered into with Cornell Capital and David Gonzalez as Escrow Agent contemporaneously with entering into the Standby Equity Distribution Agreement, (2) removal of Mr. Gonzalez as Escrow Agent, and (3) the amending of the use of proceeds covenant to prohibit us from redeeming or repaying any loans made to us by Cornell Capital or its affiliates. No other material terms or conditions of the Standby Equity Distribution Agreement were affected. On October 24, 2005, we also entered into a letter agreement with Cornell Capital terminating the Escrow Agreement.


     (b) Additional Issuance Under Securities Purchase Agreement and Amendment of Registration Rights Agreement and Debenture

     On August 26, 2005, we entered into a Securities Purchase Agreement with Cornell Capital pursuant to which we issued a secured convertible debenture in the principal amount of $150,000 (the "First Debenture") on August 26, 2005. On October 24, 2005, we (a) issued a second secured convertible debenture in the principal amount of $150,000 to Cornell Capital (the "Second Debenture" and collectively with the First Debenture the "Debentures") pursuant to the Securities Purchase Agreement and (b) also amended and restated the First Debenture as to its monthly payment schedule, reserved stock provisions, and as described herein.

In connection with our issuance of the Second Debenture to Cornell Capital, we entered into a letter agreement with Cornell Capital whereby we modified certain conditions that pertained to the issuance of the Second Debenture that were contained in the Securities Purchase Agreement, including:

     (1) waiver of the requirement that we file a registration statement covering the shares of our common stock issuable upon conversion of the Debentures with the Securities and Exchange Commission within two business days after issuance of the Second Debenture, and to provide that such registration statement shall be filed on or before November 30, 2005 with the Securities and Exchange Commission;




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



     (2) modifying the date by which we must file a Certificate of Amendment to our Articles of Incorporation to increase our authorized number of shares of common stock to November 30, 2005;

     (3) requiring that we file with the Securities and Exchange Commission no later than October 28, 2005 an amendment to our Preliminary Information Statement with respect to our majority shareholders' approval of the increase in our authorized number of shares of common stock; and

     (4) prohibiting us from redeeming or repaying the Debentures with proceeds from the Standby Equity Distribution Agreement for so long as the Debentures are held by Cornell Capital or its affiliates.

     In addition, the letter agreement amended our Investor Registration Rights Agreement with Cornell Capital dated August 26, 2005 to change to November 30, 2005 the date for filing a registration statement covering the shares of our common stock issuable upon the Debentures and warrants issued to Cornell Capital as well as the date by which such registration statement shall be declared effective to February 28, 2006.

     The Debentures have a March 31, 2007 maturity date, provide for monthly payments commencing on the earlier of the first day of the first month following effectiveness of our applicable registration statement or the stated anniversary of the date of issuance of the respective Debenture, and accrue interest at 12% per year. The Debentures are convertible into shares of our common stock at a price per share of $0.0497, as adjusted in accordance with the terms of the Debentures.

     Issuance of the securities sold was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The Debentures were sold to one accredited investor in a private placement without the use of any form of general solicitation or advertising.

No commissions were paid to broker-dealers in connection with this transaction.



SECTION 2 - FINANCIAL INFORMATION


Item 2.03.  Creation of a Direct Financial Obligation.

     See Item 1.01(b) above.


SECTION 3 - SECURITIES AND TRADING MARKETS


Item 3.02.  Unregistered Sales of Equity Securities.

     See Item 1.01(b) above.



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



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits.

Exhibit
Number      Description                                 Location
---------- -------------------------------------------------------


10.1       Amended and Restated
           Standby Equity Distribution Agreement
           dated as of October 24, 2005 between the
           Company and Cornell Capital Partners, LP     Filed herewith

10.2       Registration Rights Agreement
           dated as of August 26, 2005 between the
           Company and Cornell Capital Partners, LP     (1)

10.3       Securities Purchase Agreement
           dated as of August 26, 2005 between the
           Company and Cornell Capital Partners, LP
           (Exhibits omitted)                           (1)


10.4       Security Agreement
           dated as of August 26, 2005 between the
           Company and Cornell Capital Partners, LP     (1)

10.5       Investor Registration Rights Agreement
           dated as of August 26, 2005 between the
           Company and Cornell Capital Partners, LP     (1)

10.6       Insider Pledge Agreement
           dated as of August 26, 2005 among Louis
           Pardo dit Pardo, Cornell Capital Partners,
           LP, Poseidis, Inc., and David Gonzalez
           (Escrow Agent)                               (1)

10.7       Insider Pledge Agreement
           dated as of August 26, 2005 among Christophe
           Giovannetti, Cornell Capital Partners, LP,
           Poseidis, Inc., and David Gonzalez
           (Escrow Agent)                               (1)

10.8       Insider Pledge Agreement
           dated as of August 26, 2005 among DMI
           Joaillerie Paris, Cornell Capital Partners,
           LP, Poseidis, Inc., and David Gonzalez
           (Escrow Agent)                               (1)



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



10.9       Letter Agreement
           dated as of October 24, 2005 between
           the Company Filed herewith and Cornell
           Capital Partners, LP (with respect to
           Standby Equity Distribution Agreement
           and Escrow Agreement)                        Filed herewith

10.10      Letter Agreement
           dated as of October 24, 2005 between
           the Company Filed herewith and Cornell
           Capital Partners, LP (with respect to
           Second Debenture and Investor Registration
           Agreement)                                   Filed herewith

99.1       Warrant
           dated as of August 26, 2005 issued to
           Cornell Capital Partners, LP
           (500,000 shares)                             (1)

99.2       Amended and Restated
           Secured Convertible Debenture
           dated as of August 26, 2005 issued
           to Cornell Capital Partners, LP              Filed herewith

99.3       Warrant
           dated as of August 26, 2005 issued to
           Cornell Capital Partners, LP
           (1,250,000 shares)                           (1)

99.4       Secured Convertible Debenture
           dated as of October 24, 2005 issued
           to Cornell Capital Partners, LP (No. CCP-2)  Filed herewith
--------------------------
(1) Filed as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2005 and incorporated herein by reference.





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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 28, 2005

                                 POSEIDIS, INC.
                             ----------------------
                                  (Registrant)



                             By: /s/ Louis Pardau dit Pardo
                             ------------------------------------
                             Louis Pardau dit Pardo
                             President











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